UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    On May 12, 2022, Nucor Corporation (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).

(b)    At the Annual Meeting, the Company’s stockholders elected all eight of the Company’s nominees for director to serve until their terms expire at the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified. Each nominee for director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022. Additionally, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2021. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 25, 2022. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Norma B. Clayton	208,037,912	1,706,065	28,869,104
Patrick J. Dempsey	206,288,498	3,455,479	28,869,104
Christopher J. Kearney	200,199,825	9,544,152	28,869,104
Laurette T. Koellner	202,948,076	6,795,901	28,869,104
Joseph D. Rupp	206,158,521	3,585,456	28,869,104
Leon J. Topalian	208,294,747	1,449,230	28,869,104
John H. Walker	197,709,840	12,034,137	28,869,104
Nadja Y. West	206,272,715	3,471,262	28,869,104

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
230,203,240	8,129,147	280,694	—

3.	Advisory vote to approve the Company’s named executive officer compensation in 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
198,694,001	10,329,756	720,220	28,869,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 16, 2022	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer, Treasurer and Executive Vice President